SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                           --------------
                              FORM 8-K



                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                   Date of Report:  April 3, 1998

                           INTERFACE, INC.
       (Exact name of registrant as specified in its charter)


Georgia                       0-12016                  58-1451243
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(State of Incorporation)  (Commission File No.)     (IRS Employer
                                                 Identification No.)


 2859 Paces Ferry Road, Suite 2000,                       30339
 Atlanta, Georgia
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(Address of principal executive                        (Zip Code)
               offices)


                             (770) 437-6800
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                     (Registrant's telephone number,
                           including area code)

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ITEM 5.  OTHER EVENTS.

     PRESS RELEASE CONCERNING RIGHTS AGREEMENT

     On April 3, 1998, Interface, Inc. (the "Company") issued a press release concerning the closing of concurrent offerings of Senior Notes and Class A Common Stock. A copy of such press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  Financial Statement of Businesses Acquired.  None.

     (b)  Pro Forma Financial Information.  None.

     (c)  Exhibits.

     The following exhibits are filed herewith:

     1.1  Form of Underwriting Agreement for Class A Common Stock

     1.2  Form of Underwriting Agreement for Senior Notes due 2008

     99.1 Press Release dated March 4, 1998

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                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERFACE, INC.
                                    (Registrant)


Date: April 3, 1998                 By: /s/ Daniel T. Hendrix
                                       Name: Daniel T. Hendrix
                                       Title: Senior Vice President
                                              and Chief Financial
                                              Officer